Financial instruments and financial risk management	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments and financial risk management
26.	Financial instruments and financial risk management
Risks
In the normal course of its operations and through its financial assets and liabilities, the Group is exposed to the following risks:

•	credit risk

•	liquidity risk

•	market risk.
This note presents information about the Group’s exposure to each of the above risks, the Group’s objectives and processes for managing risk, and the Group’s management of capital. Further quantitative disclosures are included throughout these consolidated financial statements.
Risk management framework
The Group’s management identifies and analyzes the risks faced by the Group, sets appropriate risk limits and controls, and monitors risks and adherence to limits. Risk management is reviewed regularly to reflect changes in market conditions and the Group’s activities.
The Board of Directors has overall responsibility of the Group’s risk management framework. The Board of Directors monitors the Group’s risks through its audit committee. The audit committee reports regularly to the Board of Directors on its activities.
The Group’s audit committee oversees how management monitors and manages the Group’s risks and is assisted in its oversight role by the Group’s internal audit. Internal audit undertakes both regular and ad hoc reviews of risk, the results of which are reported to the audit committee.

a)	Credit risk
Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligation, and arises principally from the Group’s trade receivables. The Group grants credit to its customers in the ordinary course of business. Management believes that the credit risk of trade receivables is limited due to the following reasons:

•	There is a broad base of customers with dispersion across different market segments;

•	No single customer accounts for more than 5% of the Group’s revenue;

•	Approximately 85.3% (2021 – 89.7%) of the Group’s trade receivables are not past due or 30 days or less past due;

•	Bad debt expense has been less than 0.2% of consolidated revenues for the last 2 years.
Exposure to credit risk
The Group’s maximum credit exposure corresponds to the carrying amount of the financial assets. The maximum exposure to credit risk at the reporting date was:

	December 31, 2022	December 31, 2021
Trade and other receivables	1,030,726	1,056,023
Impairment losses
The aging of trade and other receivables at the reporting date was:

	Total 2022	Impairment 2022	Total 2021	Impairment 2021
Not past due	696,357	1,124	772,077	462
Past due 1 – 30 days	184,907	2,904	178,641	2,732
Past due 31 – 60 days	83,676	8,712	63,634	8,195
Past due more than 60 days	94,824	16,298	68,988	15,928
	1,059,764	29,038	1,083,340	27,317
The movement in the allowance for expected credit loss in respect of trade and other receivables during the year was as follows:

	2022	2021
Balance, beginning of year	27,317	11,528
Business combinations	127	9,561
Sale of business	(1,914)	-
Bad debt expenses	19,644	10,854
Amount written off and recoveries	(14,129)	(4,372)
Effect of movements in exchange rates	(2,007)	(254)
Balance, end of year	29,038	27,317

b)	Liquidity risk
Liquidity risk is the risk that the Group will not be able to meet its financial obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to its reputation.
Cash inflows and cash outflows requirements from Group’s entities are monitored closely and separately to ensure the Group optimizes its cash return on investment. Typically, the Group ensures that it has sufficient cash to meet expected operational expenses; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted. The Group monitors its short and medium-term liquidity needs on an ongoing basis using forecasting tools. In addition, the Group maintains revolving facilities, which have $911.8 million availability as at December 31, 2022 (2021 - $747.6 million) and an additional $185.8 million credit available (CAD $245 million and USD $5 million). The additional credit is available under certain conditions under the Group’s syndicated bank agreement (2021 - $198.9 million, CAD $245 million and USD $5 million).

The following are the contractual maturities of the financial liabilities, including estimated interest payment:

	Carrying	Contractual	Less than	1 to 2	2 to 5	More than
	amount	cash flows	1 year	years	years	5 years

2022

Trade and other payables	708,768	708,768	708,768	-	-	-
Long-term debt	1,315,757	1,659,085	80,916	268,727	229,969	1,079,473
Other financial liability	8,775	8,775	8,775	-	-	-
	2,033,300	2,376,628	798,459	268,727	229,969	1,079,473

2021 *

Trade and other payables	861,908	861,908	861,908	-	-	-
Long-term debt	1,608,094	1,896,085	404,454	283,736	463,538	744,357
Other financial liability	8,674	8,674	1,561	7,056	57	-

	2,478,676	2,766,667	1,267,923	290,792	463,595	744,357
* Recasted in fiscal 2022 for adjustments made to provisional amounts of UPS Freight prior year’s business combination (see note 5d))
It

is not expected that the contractual cash flows could occur significantly earlier, or at significantly different amounts.

c)	Market risk
Market risk is the risk that changes in market prices, such as foreign exchange rates and interest rates, will affect the Group’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposure within acceptable parameters, while optimizing the return.
The Group buys and sell derivatives, periodically, and also incurs financial liabilities, in order to manage market risks. All such transactions are carried out within the guidelines set by the Group’s management and it does not use derivatives for speculative purposes.

d)	Currency risk
The Group is exposed to currency risk on financial assets and liabilities, sales and purchases that are denominated in a currency other than the respective functional currencies of Group entities. Primarily the Canadian entities are exposed to U.S. dollars and entities having a functional currency other than the Canadian dollars (foreign operations) are not significantly exposed to currency risk. The Group mitigates and manages its future USD cash flow by creating offsetting positions through the use of foreign exchange contracts periodically and USD debt.
To mitigate its financial net liabilities exposure to foreign currency risk related to Canadian entities, the Group designated a portion of its U.S. dollar denominated debt as a hedging item in a net investment hedge.
The Group’s financial assets and liabilities exposure to foreign currency risk related to Canadian entities was as follows based on notional amounts:

	2022	2021

Trade and other receivables	50,732	50,192
Trade and other payables	(8,301)	(4,804)
Long-term debt	(1,079,774)	(903,556)

Balance sheet exposure	(1,037,343)	(858,168)
Long-term debt designated as investment hedge	1,080,000	900,000

Net balance sheet exposure	42,657	41,832
The Group estimates its annual net USD denominated cash flow from operating activities at approximately $710 million (2021 - $720 million). This cash flow is earned evenly throughout the year.
The following exchange rates applied during the year:

	December 31, 2022	December 31, 2021

Average USD for the year ended	1.3013	1.2535
Closing USD as at	1.3554	1.2637

Sensitivity analysis
A 1-cent increase in the U.S. dollar at the reporting date, assuming all other variables, in particular interest rates, remain constant, would have increased (decreased) equity and income or loss by the amounts shown below. The analysis is performed on the same basis for 2021.

	2022		2021
	1-cent	1-cent	1-cent	1-cent
	Increase	Decrease	Increase	Decrease
Balance sheet exposure	(7,653)	7,653	(6,791)	6,791
Long-term debt designated as investment hedge	7,968	(7,968)	7,122	(7,122)
Net balance sheet exposure	315	(315)	331	(331)

e)	Interest rate risk
The Group’s intention is to minimize its exposure to changes in interest rates by maintaining a significant portion of fixed-rate interest-bearing long-term debt. This is achieved by periodically entering into interest rate swaps, although no
interest rate swaps w
ere
 in effect during 2022.
At December 31, 2022 and 2021, the interest rate profile of the Group’s carrying amount interest-bearing financial instruments excluding the effects of interest rate derivatives was:

	2022	2021
Fixed rate instruments	1,315,757	1,044,244
Variable rate instruments	-	563,850
	1,315,757	1,608,094
The fair value of the interest rate swaps has been estimated using industry standard valuation models which use rates published on financial capital markets, adjusted for credit risk.
Fair value sensitivity analysis for fixed rate instruments
The Group does not account for any fixed rate financial liabilities at fair value through income or loss. Therefore a change in interest rates at the reporting date would not affect income or loss.
Cash flow sensitivity analysis for variable rate instruments
A 1% change in interest rates at the reporting date would have increased (decreased) equity and net income or net loss by the amounts shown below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant. The analysis is performed on the same basis for 2021
.

	2022		2021
	1% increase	1% decrease	1% increase	1% decrease
Interest on variable rate instrument	-	-	(4,156)	4,156

f)	Capital management
For the purposes of capital management, capital consists of share capital and retained earnings of the Group. The Group’s objectives when managing capital are:

•	To ensure proper capital investment in order to provide stability and competitiveness to its operations;

•	To ensure sufficient liquidity to pursue its growth strategy and undertake selective acquisitions;

•	To maintain an appropriate debt level so that there are no financial constraints on the use of capital; and

•	To maintain investors, creditors and market confidence.
The Group seeks to maintain a balance between the highest returns that might be possible with higher level of borrowings and the advantages and security by a sound capital position.

The Group monitors its long-term debt using the ratios below to maintain an appropriate debt level. The Group’s debt-to-equity and debt-to-capitalization ratios are as follows:

	2022	2021*
Long-term debt	1,315,757	1,608,094
Shareholders’ equity	2,463,070	2,310,355
Debt-to-equity ratio	0.53	0.70
Debt-to-capitalization ratio 1	0.35	0.41
1
Long-term debt divided by the sum of shareholders’ equity and long-term debt.
* Recasted
in fiscal 2022 for adjustments made to
 provisional amounts of UPS Freight prior year’s business combination (see note 5d))
There were no changes in the Group’s approach to capital management during the year.
The Group’s credit facility agreement requires monitoring two ratios on a quarterly basis. The first is a ratio of total debt plus letters of credit and some other long-term liabilities less cash (unrestricted cash for the credit facility and cash up to $100 million for the unsecured senior notes) to net income or loss before finance income and costs, income tax expense (recovery), depreciation, amortization, impairment of intangible assets, bargain purchase gain, and gain or loss on sale of land and buildings, assets held for sale and intangible assets (“Adjusted EBITDA”). The second is a ratio of adjusted earnings before interest, income taxes, depreciation and amortization and rent expense (“EBITDAR”), and, including last twelve months adjusted EBITDAR from acquisitions to interest and net rent expenses. These ratios are measured on a consolidated last twelve-month basis and are calculated as prescribed by the credit agreement which, among other things, requires the exclusion of the impact of IFRS 16 leases. These ratios must be kept below a certain threshold so as not to breach a covenant in the Group’s syndicated bank. At December 31, 2022 and 2021, the Group was in compliance with its financial covenants.
Management believes that the Group has sufficient liquidity to continue both its operations as well as its acquisition strategy.
Upon maturity of the Group’s long-term debt, the Group’s management and its Board of Directors will assess if the long-term debt should be renewed at its original value, increased or decreased based on the then required capital need, credit availability and future interest rates.
g)	Accounting classification and fair values
The fair values of financial assets and liabilities, together with the carrying amounts shown in the statements of financial position, are as follows:

	December 31, 2022		December 31, 2021 *

	Carrying	Fair	Carrying	Fair

	Amount	Value	Amount	Value

Financial assets

Assets carried at fair value

Investment in equity securities	85,964	85,964	31,391	31,391

Assets carried at amortized cost

Trade and other receivables	1,030,726	1,030,726	1,056,023	1,056,023

	1,116,690	1,116,690	1,087,414	1,087,414

Financial liabilities

Liabilities carried at fair value

Other financial liability	19,657	19,657	18,599	18,599

Liabilities carried at amortized cost

Trade and other payables	708,768	708,768	861,908	861,908

Long-term debt	1,315,757	1,300,591	1,608,094	1,378,813

	2,044,182	2,029,016	2,488,601	2,259,320
* Recasted in fiscal 2022 for adjustments made to provisional amounts of UPS Freight prior year’s business combination (see note 5d))
Interest

rates used for determining fair value
The interest rates used to discount estimated cash flows, when applicable, are based on the government yield curve at December 31 plus an adequate credit spread, and were as follows:

	2022	2021

Long-term debt	3.4%	2.1%

Fair value hierarchy
Group’s financial assets and liabilities recorded at fair value on a recurring basis are investment in equity securities discussed above. Investment in equity securities include Level 1 investments that are marked to market with the publicly traded information as at December 31, 2022. The remaining investment in equity securities is measured using level-3 inputs of the fair value hierarchy.